Exhibit 4

          Number                                                 Shares

-------------------------                                 ----------------------

                                                           CUSIP 206763 30 2
                                                               See Reverse
                                                         For Certain Definitions

                              CONDOR CAPITAL, INC.

              Incorporated Under The Laws of the State of Colorado
                   800,000,000 Authorized Shares No Par Value



THIS CERTIFIES THAT


Is The Owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF

                              CONDOR CAPITAL, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by tye facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:


                                                  /s/  Robert D. Hirsekorn
                                                  ------------------------------
                                                  President and Secretary

                               [SEAL LOGO OMITTED]


Countersigned and Registered:
  American Securities Transfer & Trust, Inc.
            P.O. Box 1596
        Denver, Colorado  80201


By:
   --------------------------------------------------
   Transfer Agent and Registrar - Authorized Signature

                              CONDOR CAPITAL, INC.

                 TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -    Custodian
TEN ENT - as tenants by the entireties                       (Cust)    (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
         survivorship and not as tenants           Act_______________
         in common                                       (State)

     Additional abbreviations may also be used though not in the above list

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For Value Received,_____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________

___________________________


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

-----------------------------------  attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises

Dated
      ---------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
           NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature(s) Guaranteed:

----------------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.